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                                                                   Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-3 of our reports dated September 22, 2005 and August 31, 2004 relating to the financial statements of The Education Resources Institute, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCooper LLP
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Boston, Massachusetts
June 5, 2006